UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

(Rule 14A-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Intellicheck Mobilisa, Inc.

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Intellicheck Mobilisa, Inc.
191 Otto Street
Port Townsend, WA 98368
www.icmobile.com

SUPPLEMENT TO THE PROXY STATEMENT
FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 4, 2014

The following information supplements and amends the proxy statement dated October 10, 2014 (the “Proxy Statement”) of Intellicheck Mobilisa, Inc. (“Intellicheck Mobilisa,” “we,” “us” or “our”) furnished to stockholders of Intellicheck Mobilisa in connection with the solicitation of proxies by the Board of Directors of Intellicheck Mobilisa (the “Board”) for the 2014 Annual Meeting of Stockholders and for any adjournment or postponement thereof (the “Annual Meeting”). The Annual Meeting is scheduled to be held on Tuesday, November 4, 2014, at 1:00 p.m. Eastern Time, at the offices of K&L Gates LLP located at 599 Lexington Avenue, Floor 32, New York, NY 10022-6030. This supplement to the Proxy Statement (this “Supplement”) is being filed with the Securities and Exchange Commission (the “SEC”) on October 20, 2014. Capitalized terms used in this Supplement and not otherwise defined have the meaning given to such terms in the Proxy Statement.

The purpose of this Supplement is to revise the certain information contained in the Proxy Statement. Specifically: (1) the Voting Securities and Principal Stockholders Table, the Grants of Plan-Based Awards Table, the Outstanding Equity Awards at Fiscal Year End Table, and Option Exercises and Stock Vested Table to reflect the effectiveness of Intellicheck Mobilisa’s 1-for-8 reverse split of its Common Stock on August 13, 2014; and (2) the Executive Officer Bonuses, Executive Officer, Compensation, and Severance and Change-in-Control Agreements.

The information relating to item (1) above revises information on pages 8, 9, 13 and 14 of the Proxy Statement, and the information relating to item (2) above revises information on pages 10 and 11 of the Proxy Statement.

THE PROXY STATEMENT CONTAINS IMPORTANT ADDITIONAL INFORMATION AND THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

Only stockholders of record on the close of business on October 1, 2014 are entitled to receive notice of and to vote at the Annual Meeting.

Intellicheck Mobilisa will hold the Annual Meeting as previously scheduled. The proposals included in Proxy Statement will be presented for stockholder consideration at the Annual Meeting.

Supplemental Disclosure

VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

The following table sets forth information with respect to the beneficial ownership of the Common Stock as of October 1, 2014, by each person who is known by Intellicheck Mobilisa to beneficially own more than 5% of the Common Stock, each officer, each director and all officers and directors as a group.

Shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options, warrants or other similar convertible or derivative securities are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

The applicable percentage of ownership is based on 4,932,057 shares outstanding.

Name	Shares Beneficially Owned	Percent
Dr. Nelson Ludlow(1)	527,091	10.7
Bonnie Ludlow	862,035	17.5
L. Gen. Emil R. Bedard	58,562	1.2
Russell T. Embry(2)	5,156	*
Bill White(3)	1,506	*
Guy L. Smith(4)	21,369	*
William Roof	2	*
Michael D. Malone	2,813	*
All Executive Officers & Directors as a group (8 persons)(5)	1,478,534	30.0

*	Indicates beneficial ownership of less than one percent of the total outstanding Common Stock.
(1)	Includes 3,125 shares issuable upon exercise of stock options exercisable within 60 days.
(2)	Includes 5,156 shares issuable upon exercise of stock options exercisable within 60 days.
(3)	Includes 781 shares issuable upon exercise of stock options exercisable within 60 days.
(4)	Includes 10,231 shares issuable upon exercise of stock options exercisable within 60 days.
(5)	Includes 19,294 shares issuable upon exercise of stock options exercisable within 60 days.

The address at which our Board of Directors can be reached is the address specified in “Process for Sending Communications to the Board of Directors” above.

EXECUTIVE COMPENSATION

Executive Officer Bonuses. The Board of Directors discontinued the Executive Compensation Bonus Plan as of November, 2013.

During 2013, no bonuses were paid under the Executive Compensation Bonus Plan.

Chief Executive Officer Compensation. Dr. Roof was granted an option to purchase 16,250 shares of common stock at an exercise price of $5.68 per share on August 11, 2014, pursuant to his prior agreement as the Company’s Chief Operating Officer. In connection with becoming the Company’s President and Chief Executive Officer, Dr. Roof and the Company have entered into an employment agreement, effective October 1, 2014 (the “Agreement”). The Agreement, which supersedes Dr. Roof’s agreement as Chief Operating Officer, provides for a base salary of $250,000 per year. The Agreement also provides for certain potential annual incentive compensation awards. For the remainder of 2014, Dr. Roof may earn up to a maximum amount of $75,000 based on achievement of goals identified by the Board by November 4, 2014 (with a minimum of $25,000, payable in 2015). For 2015, Dr. Roof may earn up to a maximum combined total value of 50% to 75% of his base salary based on achievement of goals identified by the Board by the first quarter of 2015, which will take the form of a 50/50 split between cash and equity. Dr. Roof was also, on his first day of employment as President and Chief Executive Officer, granted an option to purchase 60,000 shares of the Company’s common stock under the Company’s 2006 Equity Incentive Plan. In addition, Dr. Roof is entitled to receive benefits in accordance with the Company’s existing benefit policies and is reimbursed for Company expenses in accordance with the Company’s expense reimbursement policies.

Chief Financial Officer Compensation. Mr. White receives a base salary of $194,250. In addition, Mr. White is eligible to receive benefits in accordance with the Company’s existing benefit policies and is reimbursed for Company expenses in accordance with the Company’s expense reimbursement policies.

Chief Technology Officer Compensation. Mr. Russell Embry receives a base salary of $200,000. In addition, Mr. Embry is eligible to receive benefits in accordance with the Company’s existing benefit policies and is reimbursed for Company expenses in accordance with the Company’s expense reimbursement policies.

Severance and Change-in-Control Agreements

On September 30, 2014, the Company entered into a Severance Agreement with Bill White, the Company’s Chief Financial Officer. Under the agreement, if Mr. White is terminated for any reason other than cause, the Company would pay Mr. White one (1) year base salary in accordance with the Company’s regular payroll schedule. Mr. White would also be entitled to a gross amount equal to any quarterly bonus target applicable during the quarter, accelerated vesting of all outstanding stock options and coverage of health benefits for a period of up to 12 months. The agreement has a term of three years.

Effective October 1, 2014, the Company entered into an Executive Employment Agreement with Dr. William Roof, the Company’s Chief Executive Officer. The agreement provides for an annual base salary of $250,000. Under the agreement, if Dr. Roof is terminated for any reason other than cause, it would pay Dr. Roof the greater as follows: (a) 12 months if the Separation Date occurs less than 24 months after commencement of Dr. Roof’s employment as Chief Executive Officer, and (b) 24 months if the Separation Date occurs 24 months or more after the commencement of Dr. Roof’s employment as Chief Executive Officer.

Each of the agreements requires the executive to devote substantially all his time and efforts to our business and contains non-competition and nondisclosure covenants of the officer for the term of his employment and for a one year period thereafter. Each agreement provides that we may terminate the agreement for cause.

On November 16, 2010, the Company entered into an Executive Severance Agreement with Mr. Mundy, the Company’s former Chief Financial Officer. Under the agreement, if Mr. Mundy was terminated without cause, if he resigned with “good reason” (as defined in the agreement), or if he was terminated as a result of a change of control, he would have been entitled to 1.99 years of his then base salary, a gross amount equal to any quarterly bonus target applicable during the quarter, accelerated vesting of all outstanding stock options and coverage of health benefits for a period of up to 12 months. The agreement had a term of two years. On

April 1, 2012, Mr. Mundy resigned from the Company. In lieu of the above mentioned agreement, the Company entered into a consulting agreement with Mr. Mundy which had a term of nine months at $15,250 per month. The final payment was made pursuant to this agreement.

Stock Option and Equity Incentive Plans

A total of 3,432,560 shares of Intellicheck Mobilisa’s Common Stock are available for issuance or delivery under the existing Plans. The number of shares of the Company’s Common Stock issued or reserved pursuant to the Plans will be adjusted at the discretion of the Board of Directors or the Compensation Committee as a result of stock splits, stock dividends and similar changes in the Company’s Common Stock.

GRANTS OF PLAN-BASED AWARDS TABLE

The following table summarizes options granted during the years 2013 and 2014, as of the date of this proxy, to the named executive officers and directors, in post-split shares:

Name	Grant Date	Approval Date	Number of Securities Underlying Grant	Exercise or Base Price of Option Awards ($/Sh)	Fair Value at Grant Date ($)(1)	Expiration Date
Russell T. Embry	3/28/2013	3/28/2013	3,125	3.12	7,250	3/28/2018
Bill White	3/28/2013	3/28/2013	3,125	3.12	7,250	3/28/2018
William H. Roof	8/11/2014	7/25/2014	16,250	5.68	84,574	8/11/2019
William H. Roof	10/1/2014	7/25/2014	60,000	4.04	222,000	10/1/2019
Emil R. Bedard	9/30/2014	5/1/2014	3,817	3.93	15,000	(2)
Emil R. Bedard	9/30/2014	5/1/2014	7,634	3.93	30,001	(3)
Jack A. Davis	9/30/2014	5/1/2014	1,272	3.93	4,999	(4)
William P. Georges	9/30/2014	5/1/2014	1,272	3.93	4,999	(5)
Michael D. Malone	9/30/2014	5/1/2014	10,178	3.93	40,000	(6)
Michael D. Malone	9/30/2014	5/1/2014	10,178	3.93	40,000	(6)
Guy L. Smith	9/30/2014	5/1/2014	16,423	3.93	64,542	(7)
Guy L. Smith	9/30/2014	5/1/2014	10,949	3.93	43,030	(7)

(1)	The grant date fair value of each equity award has been computed in accordance with ASC 718.
(2)	The grant date fair value of each equity award has been computed in accordance with ASC 718. Restricted shares shall vest and shares of stock shall be issued on January 31, 2015.
(3)	The grant date fair value of each equity award has been computed in accordance with ASC 718. Restricted shares shall vest and shares of stock shall be issued on January 31, 2016.
(4)	The grant date fair value of each equity award has been computed in accordance with ASC 718. Restricted shares shall vest and shares of stock shall be issued on October 31, 2014.
(5)	The grant date fair value of each equity award has been computed in accordance with ASC 718. Restricted shares shall vestand shares of stock shall be issued on October 31, 2014.
(6)	The grant date fair value of each equity award has been computed in accordance with ASC 718. Restricted shares shall vest and shares of stock shall be issued on January 15, 2015.
(7)	Options shall fully vest October 31, 2014.

The following table summarizes unexercised options as of October 1, 2014 for the named executive officers:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END TABLE

	No. of Securities Underlying Unexercised Options/Warrants		Option	Option
Name	Exercisable	Unexercisable	Exercise Price ($)	Expiration Date
Nelson Ludlow	3,125	—	29.04	03/20/18
Russell T. Embry	4,375		11.60	06/02/15
	782	2,343 (1)	3.12	03/28/18
Bill White	782	2,343 (1)	3.12	03/28/18

(1)	These shares vest 25% per year on the anniversary of the date of grant beginning March 28, 2013.

OPTION EXERCISES AND STOCK VESTED TABLE

	Stock Options		Stock Awards
Name	No. of Shares Acquired Upon Exercise (#)	Value Received Upon Exercise ($)(1)	No. of Shares Acquired Upon Vesting (#)	Value Received Upon Vesting ($)
—	—	—	—	—

No officers named in the Summary Compensation Table exercised stock options or received shares from vested or unrestricted awards during fiscal year 2013.

OTHER MATTERS

The Board of Directors does not know of any matters other than those mentioned above to be presented at the meeting. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgment.

REQUIREMENTS FOR STOCKHOLDER PROPOSALS TO BE BROUGHT BEFORE THE 2015 ANNUAL MEETING OF STOCKHOLDERS

Stockholders’ proposals intended to be presented at next year’s Annual Meeting of Stockholders must be submitted in writing to INVESTOR RELATIONS at INTELLICHECK MOBILISA, INC., 191 OTTO STREET, PORT TOWNSEND, WA 98368, no later than June 13, 20151 for inclusion in the Company’s proxy statement and form of proxy for that meeting. In addition, all proposals will need to comply with Rule 14a-8 of the Exchange Act, which lists the requirements for the inclusion of stockholder proposals in Company-sponsored proxy materials.

Notice of any director nomination or other proposal stockholders intend to present at the 2015 Annual Meeting of Stockholders, but do not intend to have included in the proxy statement and form of proxy relating to the 2015 Annual Meeting of Stockholders, must be delivered to the Company’s INVESTOR RELATIONS at INTELLICHECK MOBILISA, INC., 191 OTTO STREET, PORT TOWNSEND, WA 98368 not later than the close of business on August 7, 2015.

The proxy solicited by the Company for the 2015 Annual Meeting of Stockholders will confer discretionary authority on the Company’s proxies to vote on any proposal presented by a stockholder at that meeting for which the Company has not been provided with notice on or prior to August 7, 2015.

Voting Information

At the Annual Meeting, Intellicheck Mobilisa intends to hold the vote on all matters in the Proxy Statement. Once the vote on these matters is taken, Intellicheck Mobilisa will adjourn the Annual Meeting. The Board does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting. As to any business that may properly come before the Annual Meeting, however, it is intended that the named proxies vote in respect thereof in accordance with their best judgment.

IF YOU HAVE ALREADY VOTED AND DO NOT WISH TO CHANGE YOUR VOTE, YOU DO NOT NEED TO DO ANYTHING. YOUR VOTE WILL BE TABULATED AS YOU INSTRUCTED AT THE ANNUAL MEETING.

Registered stockholders may vote in person by ballot at the Annual Meeting or by one of the following methods:

•	By Mail. If you requested printed copies of the proxy materials to be mailed to you, you can complete, sign and date the proxy card and return it in the prepaid envelope provided;
•	By Internet. Access Intellicheck Mobilisa’s secure website registration page through the Internet, as identified on the Notice, and follow the instructions.

[1]	120 days before the date of the company’s proxy statement released to stockholders in connection with the previous year’s annual meeting (Rule 14a-8).

Please note that Internet voting facilities for registered stockholders for all matters will close at 07:00 p.m. Eastern Time on November 3, 2014.

If your shares are held by a broker, bank or other nominee, you should have received instructions on how to vote or instruct the broker to vote your shares from your broker, bank or other nominee. Please follow their instructions carefully. Also, please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote at the AnnualMeeting, you must request a legal proxy from the bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the Annual Meeting to vote your shares.

Street name stockholders may generally vote by one of the following methods:

•	By Mail. If you requested printed copies of the proxy materials to be mailed to you, you may vote by signing, dating and returning your voting instruction card in the enclosed pre-addressed envelope. Contact the bank, broker or other holder of record if you need a new or replacement voting instruction card;
•	By Methods Listed on Voting Instruction Card. Please refer to your voting instruction card or other information provided by your bank, broker or other holder of record to determine whether you may vote electronically on the Internet, and follow the instructions on the voting instruction card or other information provided by the record holder; or
•	In Person with a Proxy from the Record Holder. A street name stockholder who wishes to vote at the Annual Meeting will need to obtain a legal proxy from his or her bank or brokerage firm. Please consult the voting instruction card provided to you by your bank or broker to determine how to obtain a legal proxy in order to vote in person at the Annual Meeting.

PLEASE NOTE THAT VOTES, HOWEVER CAST, WILL BE TABULATED ON ALL MATTERS AT THE ANNUAL MEETING.

Changing a Vote

You may change your vote on any matter in the Proxy Statement at any time prior to the vote being taken on such matter. This means that you may change your vote on all matters in the Proxy Statement at any time prior to the Annual Meeting.

To revoke your proxy instructions and change your vote if you are a holder of record, you must (i) attend the Annual Meeting and vote your shares in person; (ii) advise our Corporate Secretary at our principal executive office (191 Otto Street, Port Townsend, WA 98368) in writing before the proxy holders vote your shares on a particular matter; (iii) deliver later dated and signed proxy instructions (which must be received prior to the Annual Meeting); or (iv) vote again on a later date by Internet (only your latest Internet proxy submitted prior to the vote on a particular matter will be counted).

If your shares are held by a broker, bank or other nominee, please contact your broker, bank or other nominee for instructions on changing your vote.

IF YOU HAVE ALREADY VOTED AND DO NOT WISH TO CHANGE YOUR VOTE, YOU DO NOT NEED TO DO ANYTHING. YOUR VOTE WILL BE TABULATED AS YOU INSTRUCTED AT THE ANNUAL MEETING.